UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

————————————————

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2014

HERITAGE FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34902 (Commission File Number)	38-3814230 (I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany,  Georgia  31707

(Address of principal executive offices)

(229) 420-0000

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K filed on September 30, 2014 by Heritage Financial Group, Inc.  (the “Company”) to include  the financial statements and unaudited pro forma financial information referred to in Items 9.01(a) and (b) below relating to the Company’s acquisition of Alarion Financial Services, Inc. (“Alarion”).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Alarion as of and for the fiscal year ended December 31, 2013 are attached hereto as Exhibit 99.1.  Unaudited financial statements of Alarion as of and for the nine-month period ended September 30, 2014 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the nine-month period ended September 30, 2014 and the twelve-month period ended December 31, 2013 is attached hereto as Exhibit 99.3.

(d)  Exhibits

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1

Audited financial statements of Alarion as of and for the fiscal year ended December 31, 2013 (incorporated by reference to Heritage’s Form S-4 (File No. 333-196396), filed with the SEC on May 30, 2014).

99.2	Unaudited financial statements of Alarion as of for the nine-month period ended September 30, 2014.
99.3	Pro forma financial information as of and for the nine-month period ended September 30, 2014 and the twelve-month period ended December 31, 2013.[1]
[1]Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP, INC.

Date: December 15, 2014	By: /s/T. Heath Fountain
T. Heath Fountain
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1

Audited financial statements of Alarion as of and for the fiscal year ended December 31, 2013 (incorporated by reference to Heritage’s Form S-4 (File No. 333-196396), filed with the SEC on May 30, 2014).

99.2	Unaudited financial statements of Alarion as of for the nine-month period ended September 30, 2014.
99.3	Pro forma financial information as of and for the nine-month period ended September 30, 2014 and the twelve-month period ended December 31, 2013.[1]
[1]Furnished, not filed.